USAA MUTUAL FUNDS
Interfund Lending N-CEN Certification
Period Ending July 31, 2022

In regards to the InterFund Lending Program, I certify that the Adviser on behalf of the Funds has implemented procedures reasonably designed to achieve compliance with the terms and conditions of the InterFund Lending Order which includes the following objectives: (a) that the InterFund Loan rate will be higher than the Repo Rate, but lower than the Bank Loan Rate;
(b) compliance with the collateral requirements as set forth in the Application; (c) Compliance with the percentage limitations on interfund borrowing and lending; (d) Allocation of the interfund borrowing and lending demand in an equitable manner and in accordance with procedures established by the Trustees; and (e) that the InterFund Loan Rate does not exceed the interest rate on any third-party borrowings of a borrowing Fund at the time of the InterFund Loan.

/s/ Sean Fox
Date
Chief Compliance Officer
Victory Funds